UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: June 25, 2014

Medical Action Industries Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-13251	11-2421849
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

500 Expressway Drive South
Brentwood, New York 11717
(Address of principal executive office) (Zip Code)

(631) 231-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On June 24, 2014, Owens & Minor, Inc. (NYSE:OMI), a Virginia corporation (“Owens & Minor”), Mongoose Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Owens & Minor (“Purchaser”), and Medical Action Industries Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, subject to the satisfaction or waiver of certain conditions, Purchaser will merge with and into the Company with the Company as the surviving corporation of the Merger and a wholly owned subsidiary of Owens & Minor (the “Merger”).

On June 25, 2014, the Company disseminated a memorandum to its employees discussing the proposed Merger. A copy of the memorandum is attached as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Forward Looking Statements

Statements in this press release regarding the Company’s business that are not historical facts are “forward-looking statements” (within the meaning of Section 21E of the Securities Exchange Act of 1934) that involve risks and uncertainties. Forward-looking statements reflect management's current views with respect to future events and financial performance; however, you should not put undue reliance on these statements.  When used, the words “anticipates,” “believes,” “expects,” “intends,” “future,” and other similar expressions, without limitation, identify forward-looking statements.  These statements include those related to the expected benefits of the Owens & Minor transaction and the expected closing date of the Owens & Minor transaction. Forward-looking statements are not guarantees of future performance and are inherently subject to risks and uncertainties and other factors which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include such factors as: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (2) the failure to obtain approval of the Company’s stockholders or the failure to satisfy any of the other closing conditions, (3) risks related to disruption of management's attention from the Company’s ongoing business operations due to the Owens & Minor transaction and (4) the effect of the announcement of the Owens & Minor transaction on the Company’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom the Company does business, or on the Company’s operating results and business generally. In light of the risks and uncertainties, there can be no assurance that any forward-looking statement will in fact prove to be correct.

Forward-looking statements can be affected by many other factors, including, those described in the “Business”, “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Factors Affecting Future Results” sections of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014, Quarterly Reports on Form 10-Q and other public filings. These documents are available online through the Security and Exchange Commission's (the “SEC”) website, www.sec.gov. Forward-looking statements are based on information presently available to senior management, and the Company has not assumed any duty to update any forward-looking statements.

Important Information for Investors and Stockholders

The Company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers is available in the Company’s proxy statement for its 2014 annual meeting of stockholders, which was filed with the SEC on June 16, 2014. Additional information regarding participants in the proxy solicitations and a description of their direct and indirect interests will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

Additional Information and Where to Find It

In connection with the proposed acquisition, the Company plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. The final proxy statement will be mailed to stockholders of the Company. Investors and securityholders may obtain a free copy of the proxy statement when it becomes available, and other documents filed by the Company with the SEC, at the SEC’s web site at http://www.sec.gov. In addition, you may also obtain the Company’s filings with the SEC, free of charge, from the Company’s website (http://www.medical-action.com/) under the tab “Investor Relations” through the “SEC Filings” link.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits.

99.1           Memorandum to employees of Medical Action Industries Inc., dated June 25, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL ACTION INDUSTRIES INC.

Dated: June 25, 2014	By: /s/ Brian Baker
Name: Brian Baker
Title: Chief Financial Officer

EXHIBIT INDEX

99.1           Memorandum to employees of Medical Action Industries Inc., dated June 25, 2014.